UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2023

Capital One Auto Receivables, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-260710

Central Index Key Number: 0001133438

Capital One Prime Auto Receivables Trust 2023-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-260710-03

Central Index Key Number: 0001951264

Capital One, National Association

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000047288

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

31-1750007

(Registrant’s I.R.S. Employer Identification No.)

Capital One Auto Receivables, LLC 1600 Capital One Drive, Room 27907B McLean, Virginia	22102
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(703) 720-3148

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2023, Capital One Auto Receivables, LLC (“COAR”) and Capital One, National Association (the “Bank”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., each as underwriter and as representative of the several underwriters identified therein, for the sale of the following notes to be issued by Capital One Prime Auto Receivables Trust 2023-1 (the “Issuing Entity”): Class A-1 4.900% Auto Loan Asset Backed Notes in an initial amount of $222,300,000, Class A-2 5.20% Auto Loan Asset Backed Notes in an initial amount of $482,690,000, Class A-3 4.87% Auto Loan Asset Backed Notes in an initial amount of $451,250,000 and Class A-4 4.76% Auto Loan Asset Backed Notes in an initial amount of $93,760,000 (collectively, the “Publicly Registered Notes”). The Issuing Entity will also issue $11,700,000 of Class A-1 Auto Loan Asset Backed Notes, $25,410,000 of Class A-2 Auto Loan Asset Backed Notes, $23,750,000 of Class A-3 Auto Loan Asset Backed Notes, $4,940,000 of Class A-4 Auto Loan Asset Backed Notes, $13,560,000 of Class B Auto Loan Asset Backed Notes, $13,560,000 of Class C Auto Loan Asset Backed Notes, and $13,560,000 of Class D Auto Loan Asset Backed Notes (collectively, the “Retained Notes,” and together with the Publicly Registered Notes, the “Notes”). The Notes have an aggregate principal balance of $1,356,480,000 and will be issued on or about February 23, 2023 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01. Other Events.

COAR and the Bank will enter into a purchase agreement (the “Purchase Agreement”), to be dated as of the Closing Date, whereby the Bank will transfer to COAR certain motor vehicle retail installment sales contracts relating to new or used automobiles, light-duty trucks, SUVs and vans (the “Receivables”) and related property. Certain representations made by the Bank with respect to such Receivables under the Purchase Agreement may be reviewed, upon the satisfaction of certain conditions, pursuant to an asset representations review agreement (the “Asset Representations Review Agreement”), to be dated as of the Closing Date, between the Issuing Entity, the Bank and Clayton Fixed Income Services, LLC (“Clayton”), as asset representations reviewer. The Receivables and related property will subsequently be transferred to the Issuing Entity pursuant to a sale agreement (the “Sale Agreement”), to be dated as of the Closing Date, between the Issuing Entity and COAR. The Bank will manage, service and otherwise administer the Receivables pursuant to a servicing agreement (the “Servicing Agreement”), to be dated as of the Closing Date, between the Bank, as servicer, the Issuing Entity and Wilmington Trust, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”).

The Issuing Entity, a Delaware statutory trust, was established pursuant to a trust agreement dated as of October 18, 2022, which was amended and restated by an Amended and Restated Trust Agreement, dated January 24, 2023, which will be amended and restated by a Second Amended and Restated Trust Agreement to be dated as of the Closing Date (the “Second Amended and Restated Trust Agreement”), between COAR and BNY Mellon Trust of Delaware, as owner trustee (in such capacity, the “Owner Trustee”), and acknowledged and agreed to by Wilmington Trust, National Association, as certificate registrar and certificate paying agent. The Issuing Entity will enter into an indenture (the “Indenture”), to be dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee, pursuant to which the Issuing Entity will cause the issuance of the Notes and will grant a security interest in the Receivables and other related property to the Indenture Trustee in order to secure the Notes. The Bank will provide certain administrative services on behalf of the Issuing Entity relating to the Notes under an administration agreement (the “Administration Agreement”), to be dated as of the Closing Date, between the Bank, the Issuing Entity and the Indenture Trustee.

Substantially final versions of the transaction documents, the forms of which were filed as Exhibits to the Registration Statement, are being filed on this Current Report in order to satisfy the requirements of Item 1100(f) of Regulation AB. Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Asset Representations Review Agreement, as Exhibit 10.3 is the form of Sale Agreement, as Exhibit 10.4 is the form of Servicing Agreement, as Exhibit 10.5 is the form of Second Amended and Restated Trust Agreement and as Exhibit 10.6 is the form of Administration Agreement.

In connection with the offering of the Publicly Registered Notes, the president of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of February 13, 2023 between J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., each as underwriter and as representative of the several underwriters identified therein, COAR and the Bank.

4.1	Form of Indenture, to be dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee.

10.1	Form of Purchase Agreement, to be dated as of the Closing Date, between COAR and the Bank.

10.2	Form of Asset Representations Review Agreement, to be dated as of the Closing Date, between the Issuing Entity, the Bank and Clayton.

10.3	Form of Sale Agreement, to be dated as of the Closing Date, between the Issuing Entity and COAR.

10.4	Form of Servicing Agreement, to be dated as of the Closing Date, between the Bank, the Issuing Entity and the Indenture Trustee.

10.5	Form of Second Amended and Restated Trust Agreement, to be dated as of the Closing Date, between COAR and the Owner Trustee, and acknowledged and agreed to by Wilmington Trust, National Association, as certificate registrar and certificate paying agent.

10.6	Form of Administration Agreement, to be dated as of the Closing Date, between the Issuing Entity, the Bank and the Indenture Trustee.

36.1	Depositor Certification, dated February 13, 2023, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 15, 2023	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Eric Bauder
	Name:	Eric Bauder
	Title:	Assistant Vice President

S-1